UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2019

PUREBASE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55517	27-2060863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8631 State Highway 124

Ione, CA 95640

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (209) 257-4331

N/A

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01. Changes in Registrant’s Certifying Accountant

Effective as of December 13, 2019, PureBase Corporation, a Nevada corporation (the “Company”), dismissed Rose, Snyder & Jacobs, LLP (“Rose Snyder”) as the independent registered public accounting firm engaged to audit the Company’s financial statements. Rose Snyder’s dismissal was approved by the Company’s board of directors (“Board”) as of such date.

Rose Snyder had served as the Company’s independent auditors since October 27, 2014. Rose Snyder’s reports on the Company’s financial statements for the fiscal years ended November 30, 2018 and 2017, did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included explanatory paragraphs with respect to the Company’s ability, in light of its accumulated losses and negative cash flows from operations, to continue as a going concern.

During the fiscal years ended November 30, 2018 and 2017, and through December 9, 2019, there were no (a) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Rose Snyder on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Rose Snyder’s satisfaction, would have caused Rose Snyder to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Rose Snyder with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Rose Snyder provide a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of Rose Snyder’s letter, dated December 17, 2019, is filed herewith as Exhibit 16.1.

Effective as of December 13, 2019, the Company engaged Turner, Stone & Company, LLP (“Turner Stone”) as the Company’s independent registered public accounting firm for the fiscal year ended November 30, 2019.

During the fiscal years ended November 30, 2018 and 2017, and through December 9, 2019, neither the Company nor anyone on its behalf has consulted with Turner Stone regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that Turner Stone concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Rose, Snyder & Jacobs, LLP to the Securities and Exchange Commission, dated December 17, 2019

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2019	PUREBASE CORPORATION

	By:	/s/ A. Scott Dockter
	Name:	A. Scott Dockter
	Title:	Chief Executive Officer

3